Exhibit 99.2

REALIGNMENT AGREEMENT
(LSB INDUSTRIES, INC.)

THIS REALIGNMENT AGREEMENT (the “Agreement”) is executed this 18th day of March, 2010 by and among LSB INDUSTRIES, INC., a Delaware corporation (“LSB”), CONSOLIDATED INDUSTRIES CORP., an Oklahoma corporation (“CIC”), PRIME FINANCIAL CORPORATION, an Oklahoma corporation (“PFC”), NORTHWEST CAPITAL CORPORATION, an Oklahoma corporation (“NWC”), THERMACLIME, INC., an Oklahoma corporation (“TCI”), LSB HOLDINGS, INC., an Oklahoma corporation (“LSB Holdings”), SUMMIT MACHINE TOOL INC. CORP., an Oklahoma corporation (“SMTI”), SUMMIT MACHINE TOOL MANUFACTURING CORP., an Oklahoma corporation, (“SMTM”), SUMMIT MACHINERY COMPANY, an Oklahoma corporation (“SMC”), HERCULES ENERGY MFG. CORPORATION, an Oklahoma corporation (“HEC”), LSB CHEMICAL CORP., an Oklahoma corporation (“LSB Chemical”), EL DORADO CHEMICAL COMPANY, an Oklahoma corporation (“EDC”), CHEMEX I CORP., an Oklahoma corporation (“Chemex I”), DSN CORPORATION, an Oklahoma corporation (“DSN”), THE CLIMATE CONTROL GROUP, INC., an Oklahoma corporation (“TCCG”) and CHEMEX II CORP., an Oklahoma corporation (“Chemex II”).  CIC, PFC, NWC, TCI, LSB Holdings, SMTI, SMTM, SMC, HEC, LSB Chemical, EDC, TCCG, Chemex I, DSN and Chemex II are collectively, the “Subsidiaries”).  In consideration of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Ownership and Background.  LSB owns all of the issued and outstanding capital stock of PFC, LSB Holdings, SMTM and HEC and 95% of the capital stock of TCI and CIC, a newly formed subsidiary of LSB and PFC.  PFC owns 5% of the issued and outstanding capital stock of TCI and CIC and all of the issued and outstanding capital stock of NWC.  SMTM owns all of the issued and outstanding capital stock of SMC.  LSB Holdings owns all of the issued and outstanding capital stock of SMTI.  TCI owns all of the issued and outstanding capital stock of LSB Chemical and TCCG.  LSB Chemical owns all of the issued and outstanding capital stock of DSN, EDC and Chemex II, and EDC owns all of the issued and outstanding capital stock of Chemex I.  In accordance with the terms and conditions of this Agreement and following management’s comprehensive review of the organizational structure of LSB and the Subsidiaries, LSB and the Subsidiaries desire to convert certain corporate Subsidiaries into limited liability companies, transfer ownership of various Subsidiaries to other direct or indirect subsidiaries of LSB, merge certain Subsidiaries into other direct or indirect subsidiaries of LSB, and form new direct or indirect subsidiaries of LSB to realign LSB’s direct and indirect wholly-owned entities so that following such transactions, LSB’s corporate structure, as currently reflected in Chart 1, will be substantially as reflected in Chart 2 attached hereto (collectively, the “Realignment”).  The Realignment is intended to (a) align the ownership of the subsidiaries of LSB by business group, (b) simplify LSB’s corporate structure, (c) improve the effective management of LSB’s diverse lines of business, (d) facilitate the corporate governance and reporting responsibilities of LSB and its businesses, and (e) optimize the corporate structure of LSB and its subsidiaries for tax purposes.

2.  Realignment.  The Realignment and the transactions described below will be effective as of April 1, 2010, and will be conducted through a series of transactions, in the order and as described below.  The terms of such transactions are set forth in the documents and agreements attached as exhibits to this Agreement, which are hereby incorporated into this Agreement by reference.

a.
LSB and PFC shall transfer to CIC all of LSB’s and PFC’s right, title and interest in the shares of capital stock of TCI in exchange for 9,000 shares of common stock of CIC.  The transfers of TCI stock shall be evidenced by the Stock Assignments and Powers of Attorney to be executed by LSB and PFC in the forms attached hereto as Exhibits “A-1” and “A-2”.  After such transfers, LSB will continue to own 95% of the capital stock of CIC, and PFC will continue to own 5% of the stock in CIC.

b.
TCI shall convert from an Oklahoma corporation to an Oklahoma limited liability company (“LLC”) to be known as ThermaClime, L.L.C. (“TCL”), with such conversion effective pursuant to the filing of the Articles of Conversion with the Oklahoma Secretary of State in substantially in the form of Exhibit “B”.  Pursuant to the conversion, the issued and outstanding capital stock of TCI held by CIC, representing all of the capital stock of TCI, shall be converted into membership interests of TCL so that 100% of the membership interests of TCL shall continue to be owned by CIC.

c.
PFC shall convert from an Oklahoma corporation to an Oklahoma LLC to be known as Prime Financial L.L.C. (“PFL”), with such conversion effective pursuant to the filing of the Articles of Conversion with the Oklahoma Secretary of State in substantially the form of Exhibit “C”.  Pursuant to the conversion, the issued and outstanding capital stock of PFC held by LSB, representing all of the capital stock of PFC, shall be converted into membership interests of PFL so that 100% of the membership interests of PFL shall continue to be owned by LSB.

d.
LSB shall cause PFL to distribute to LSB all of PFL’s right, title and interest in the shares of capital stock of CIC, as evidenced by the Stock Assignment and Power of Attorney to be executed by PFL in substantially the form attached hereto as Exhibit “D”.

e.
LSB shall contribute to CIC all of LSB’s right, title and interest in the shares of capital stock of Climate Craft Technologies, Inc., an Oklahoma corporation, HEC, SMTM and LSB Holdings, as evidenced by the Stock Assignments and Powers of Attorney to be executed by LSB in substantially the forms attached hereto as Exhibits “E-1”, “E-2”, “E-3”, “E-4” and “E-5”.

f.
LSB shall cause PFL to merge with NWC, with PFL as the survivor of such merger, with such merger effective pursuant to the filing of the Articles of Merger with the Oklahoma Secretary of State in substantially the form of Exhibit “F”.

g.	CIC shall form Chemical Transport L.L.C., an Oklahoma limited liability company (“CTL”), with CIC owning 100% of the initial outstanding membership interests in CTL,

with such formation effective pursuant to the filing of the Articles of Organization with the Oklahoma Secretary of State in substantially the form of Exhibit “G”.

h.
LSB shall cause PFL to transfer to CTL certain railcars indentified on Exhibit “H” attached hereto and the real estate located at 244 Dison Road, El Dorado, Arkansas owned by PFL.  This transfer shall be completed by the distribution of such assets by PFL to LSB followed by a capital contribution of such assets by LSB to CIC, and CIC shall thereafter make a capital contribution of such assets to CTL.

i.
SMC shall merge with and into SMTM, with SMTM as the survivor of such merger, with such merger effective pursuant to the filing of the Certificate of Merger with the Oklahoma Secretary of State in substantially the form of Exhibit “I”.

j.
SMTM shall convert from an Oklahoma corporation to an Oklahoma limited liability company, to be known as Summit Machine Tool Manufacturing L.L.C. (“SMTL”), with such conversion effective pursuant to the filing of the Articles of Conversion with the Oklahoma Secretary of State in substantially the form of Exhibit “J”.  Pursuant to the conversion, the issued and outstanding capital stock of SMTM held by CIC, representing all of the issued and outstanding capital stock of SMTM, shall be converted into membership interests of SMTL so that 100% of the membership interests of SMTL shall continue to be owned by CIC.

k.
LSB shall cause SMTL to distribute to CIC all of SMTL’s right, title and interest in the shares of capital stock of Pryor Chemical Company, an Oklahoma corporation, as evidenced by the Stock Assignment and Power of Attorney to be executed by SMTL in substantially the form attached hereto as Exhibit “K”.

l.
SMTI shall merge with and into LSB Holdings, with LSB Holdings as the survivor of such merger, with such merger effective pursuant to the filing of the Certificate of Merger with the Oklahoma Secretary of State in substantially the form of Exhibit “L”.

m.
LSB Holdings shall merge with and into CIC, with CIC as the survivor of such merger, with such merger effective pursuant to the filing of the Certificate of Merger with the Oklahoma Secretary of State in substantially the form of Exhibit “M”.

n.
CIC shall cause TCL to contribute to LSB Chemical all of TCL’s right, title and interest in the shares of capital stock of Cherokee Nitrogen Company, an Oklahoma corporation and Northwest Financial Corporation, an Oklahoma corporation, as evidenced by the Stock Assignments and Powers of Attorney to be executed by TCL in substantially the forms attached hereto as Exhibits “N-1” and “N-2”.

o.
DSN shall merge with and into EDC, with EDC as the survivor of such merger, with such merger effective pursuant to the filing of the Certificate of Merger with the Oklahoma Secretary of State in substantially the form of Exhibit “O”.

p.
LSB Chemical shall contribute to EDC all of LSB Chemical’s right, title and interest in the shares of capital stock of Chemex II, as evidenced by the Stock Assignment and Power of Attorney to be executed by LSB Chemical in substantially the form attached hereto as Exhibit “P-1”.  EDC shall then contribute to Chemex I all of EDC’s right, title and interest in the shares of capital stock of Chemex II, thereby making Chemex II a direct subsidiary of Chemex I, as evidenced by the Stock Assignment and Power of Attorney to be executed by EDC in substantially the form attached hereto as Exhibit “P-2”.

q.
Chemex II shall merge with and into Chemex I, with Chemex I as the survivor of such merger, with such merger effective pursuant to the filing of the Certificate of Merger with the Oklahoma Secretary of State in substantially the form of Exhibit “Q”.

r.
CIC shall cause TCL to contribute to TCCG all of TCL’s right, title and interest in the shares of capital stock of Trison Construction, Inc., an Oklahoma corporation, ClimaCool Corp., an Oklahoma corporation, CEPOLK Holdings, Inc., an Oklahoma corporation, XpediAir, Inc., an Oklahoma corporation, ClimateCraft, Inc., an Oklahoma corporation, Koax Corp., an Oklahoma corporation, International Environmental Corporation, an Oklahoma corporation, Climate Master, Inc., a Delaware corporation, ThermaClime Technologies, Inc., an Oklahoma corporation, as evidenced by the Stock Assignments and Powers of Attorney to be executed by TCL in substantially the forms attached hereto as Exhibits “R-1”, “R-2”, “R-3”, “R-4”, “R-5”, “R-6”, “R-7”, “R-8”, “R-9” and “R-10”.

s.
HEC shall merge with and into CIC, with CIC as the survivor of such merger, with such merger effective pursuant to the filing of the Certificate of Merger with the Oklahoma Secretary of State in substantially the form of Exhibit “S”.

Notwithstanding the prior execution and delivery of the foregoing documents, each such document will be effective only upon the receipt of all necessary approvals, waivers or consents of any lender or governmental authority.  The foregoing documents will be subject to such modifications, amendments and changes as agreed by LSB, each party to such amendment, modification, or change, and each party to this Agreement that is materially adversely affected by such amendment, modification, or change, if any.

3. Further Assurances.  LSB and each of the Subsidiaries agree to execute and deliver and to cause the execution, delivery and as applicable, filing with appropriate governmental authorities, of such additional assignments, certificates, agreements and other instruments as are necessary and appropriate to effect the transactions contemplated by the Realignment.

4. Compliance With Code.  Each of the transactions described in this Agreement is intended to be a tax free reorganization, contribution, or other exchange pursuant to the applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted in accordance with such provisions of the Code.  LSB and each Subsidiary agrees to execute and deliver any and all documents or statements complying with the requirements of the

Code regarding the tax-free exchanges and transfers intended by the transactions contemplated by the Realignment.

5. Binding Effect.  This Agreement will inure to the benefit of and be binding upon the respective heirs, legal representatives, successors, and assigns of the parties hereto.

6. Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the state of Oklahoma.

7. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

LSB INDUSTRIES, INC., a Delaware corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

CONSOLIDATED INDUSTRIES CORP.,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

PRIME FINANCIAL CORPORATION,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

NORTHWEST CAPITAL CORPORATION,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

THERMACLIME, INC.,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

LSB HOLDINGS, INC.,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

SUMMIT MACHINE TOOL INC. CORP.,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

SUMMIT MACHINE TOOL MANUFACTURING CORP.,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

SUMMIT MACHINERY COMPANY,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

HERCULES ENERGY MFG. CORPORATION,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

LSB CHEMICAL CORP.,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

EL DORADO CHEMICAL COMPANY,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

CHEMEX I CORP., an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

DSN CORPORATION, an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

THE CLIMATE CONTROL GROUP, INC.,
an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman

CHEMEX II CORP., an Oklahoma corporation

By: /s/ Jack E. Golsen
Name: Jack E. Golsen
Title: Chairman